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                                                                  Exhibit 23-(a)

                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 333-92283, 333-92283-01, 333-92283-02 and 333-92283-03 of Duke Capital Corporation
on Form S-3 of our report on the consolidated financial statements of Duke Capital Corporation dated January 18, 2001, appearing in this Form 8-K of Duke Capital Corporation.



Charlotte, North Carolina
March 9, 2001